Majority of Regulatory Cases Expected to Be Resolved in 6 – 12 Months



Pre 2004
2004
2005
Potential 05 EPS Impact
J F M A M J J A S O N D J F M A M J J A S O N D
ELI Rate Case
$0.00 - $0.15
5/02
EGSI-LA 9th Earnings Review
$(0.16) - $0.04
EGSI–TX Rate Case *
$0.00 - $0.05
EAI Filing
N/A
6/03
Affiliate Transactions
$0.00
6/01
System Agreement
$0.00
Independent Coordinator of Transmission
$0.00
Market-Based Rate Authority
$0.00

*Filed in August 04; company plans to pursue its request for rehearing following PUCT's October order dismissing case